_________________________________________________

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 25, 2014

          Annaly Capital Management, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-13447	22-3479661
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1211 Avenue of the Americas Suite 2902 New York, New York	10036
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 696-0100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On February 25, 2014, the registrant issued a press release announcing its financial results for the quarter and year ended December 31, 2013.  A copy of the press release is furnished as Exhibit 99.1 to this report.

On February 25, 2014, the registrant posted supplemental financial information on the Investor Relations section of its website (www.annaly.com).  A copy of the supplemental financial information is furnished as Exhibit 99.2 to this report and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(c)     Exhibits

99.1              Press Release, dated February 25, 2014, issued by Annaly Capital Management, Inc.

99.2              Supplemental Financial Information for the quarter ended December 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC.

By:	/s/ Glenn A. Votek_____________________
Name: Glenn A. Votek Title: Chief Financial Officer

Dated: February 25, 2014